Exhibit 10.2

FIRST AMENDMENT TO TERM LOAN AGREEMENT
This FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) is made and entered into as of May 31, 2019 by and among BRIGHTHOUSE FINANCIAL, INC., a Delaware corporation (the “Company”), the undersigned BANKS and the Administrative Agent (as defined below). Reference is made to that certain Term Loan Agreement, dated as of February 1, 2019 (the “Credit Agreement”), by and among the Company, the Banks from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Company has requested that the Administrative Agent and the undersigned Banks agree to amend the Credit Agreement in the manner set forth herein;
WHEREAS, the undersigned Banks and the Administrative Agent are willing to amend the Credit Agreement, on the terms and subject to the conditions set forth herein; and
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Loan Document. This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.
2.    Amendment to the Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “Revolver Effective Date” contained in the definition of “Adjusted Consolidated Net Worth” and substituting in lieu thereof the text: “August 4, 2017.”
(b)    Section 5.12 of the Credit Agreement is hereby amended by deleting the reference to “$150,000,000” contained therein and substituting in lieu thereof the text: “$250,000,000.”
3.    Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Administrative Agent of a counterpart signature to this Amendment duly executed and delivered by the Company, the Administrative Agent and the Required Banks.
4.    Expenses. The Company agrees to pay promptly following written demand the reasonable and documented out-of-pocket expenses incurred by Administrative Agent (including the reasonable fees, charges and disbursements of one outside counsel) in connection with the negotiation, preparation, execution and delivery of this Amendment.
5.    No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Banks under the Credit Agreement or the other Credit Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Credit Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Banks to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Credit Documents.
6.    Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
COMPANY:

BRIGHTHOUSE FINANCIAL, INC.

By: /s/ Jin Chang
Name: Jin Chang
Title: Treasurer

Signature Page to First Amendment to Term Loan Agreement

BANKS:
JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank

By: /s/ James S. Mintzer
Name: James S. Mintzer
Title: Executive Director

Signature Page to First Amendment to Term Loan Agreement

Bank of America, N.A., as a Bank

By: /s/ Chris Choi
Name: Chris Choi
Title: Director

Signature Page to First Amendment to Term Loan Agreement

BNP Paribas, as a Bank

By: /s/ Marguerite L. Lebon
Name: Marguerite L. Lebon
Title: Vice President

By: /s/ Michael Albanese
Name: Michael Albanese
Title: Managing Director

Signature Page to First Amendment to Term Loan Agreement

HSBC Bank USA, National Association as a Bank

By: /s/ Daniel Hartmann
Name: Daniel Hartmann
Title: Vice President, Financial Institutions Group

Signature Page to First Amendment to Term Loan Agreement

U.S. Bank National Association

By: /s/ Tenzin Subhar
Name: Tenzin Subhar
Title: Vice President

Signature Page to First Amendment to Term Loan Agreement

Citizens Bank, N.A., as a Bank

By: /s/Donald A. Wright
Name: Donald A. Wright
Title: SVP

Signature Page to First Amendment to Term Loan Agreement

Credit Agricole Corporate and Investment Bank, as a Bank

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

By: /s/ Myra Martinez
Name: Myra Martinez
Title: Vice President

Signature Page to First Amendment to Term Loan Agreement

Fifth Third Bank, as a Bank

By: /s/ Christine Reyling
Name: Christine Reyling
Title: Senior Vice President

Signature Page to First Amendment to Term Loan Agreement

PNC Bank, National Association, as a Bank

By: /s/ Paul Gleason
Name: Paul Gleason
Title: Vice President

Signature Page to First Amendment to Term Loan Agreement

First National Bank of Pennsylvania, as a Bank

By: /s/ Kenneth M. Harris
Name: Kenneth M. Harris
Title: Senior Vice President

Signature Page to First Amendment to Term Loan Agreement

MUFG Bank, Ltd., as a Bank

By: /s/ Rajiv Ranjan
Name: Rajiv Ranjan
Title: Vice President

Signature Page to First Amendment to Term Loan Agreement

Wells Fargo Bank, National Association, as a
Bank

By: /s/ Karen Hanke
Name: Karen Hanke
Title: Managing Director

Signature Page to First Amendment to Term Loan Agreement

Associated Bank, National Association, as a Bank

By: /s/ Liliana Huerta Correa
Name: Liliana Huerta Correa
Title: Senior Vice President

Signature Page to First Amendment to Term Loan Agreement

KEYBANK NATIONAL ASSOCIATION, as a Bank

By: /s/ James Cribbet
Name: James Cribbet
Title: SVP

Signature Page to First Amendment to Term Loan Agreement

Société Générale, as a Bank

By: /s/ Arun Bansal
Name: Arun Bansal
Title: Managing Director

Signature Page to First Amendment to Term Loan Agreement